Supplement to the
Fidelity® Environment and Alternative Energy Fund
April 29, 2026
Summary Prospectus

Effective on or about October 1, 2026, Fidelity® Environment and Alternative Energy Fund will be renamed Fidelity® Climate Fund. All references to the former name are replaced with the new name as appropriate.
Effective on or about October 1, 2026, Fidelity® Environment and Alternative Energy Fund will no longer supplementally compare its performance to that of the FTSE® Environmental Opportunities & Alternative Energy Index.
Effective on or about October 1, 2026, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 80% of assets in securities of companies that the Adviser believes are positioned to benefit from themes of (i) climate transition and/or (ii) environmental sustainability and resource efficiency.
Companies are considered participants, either directly through operations, products, or services, or indirectly through corporate strategy, in climate transition and/or environmental sustainability and resource efficiency themes if they meet any of the following criteria: (i) are aligned with or progressing toward sustainability goals; (ii) pursue environmental or social transition objectives; and/or (iii) demonstrate strong or improving management of key environmental risks and opportunities such as climate change, resource use, pollution and waste, environmental solutions, and biodiversity and land use.
These companies may include, for example, companies that (i) have presence of proposed or approved science-based targets, and/or (ii) have an above average environmental pillar score as rated by FMR or MSCI. FMR's environmental pillar score represents the portion of the Adviser's proprietary ESG rating process that focuses on a company's environmental practices using a data-driven framework that includes proprietary and third-party (such as Carbon Disclosure Project (CDP) and MSCI) data.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Normally excluding investments in securities of companies that derive a portion of their revenue from the following activities: thermal coal extraction; thermal coal power generation; oil and gas extraction and production; oil and gas power generation; and refining distillates.
  Normally investing primarily in equity securities.
  Investing in securities of domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Effective on or about October 1, 2026, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) environmental, social and governance (ESG) rating process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG rating process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Climate Focus Risk.
Because the fund focuses its investments in equity securities of climate aware companies, it will be more susceptible to events or factors affecting these companies. The fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments.
  Environment and Alternative Energy Industry Concentration.
The environment and alternative energy industries can be significantly affected by government regulations and subsidies, changing supply and demand for traditional energy sources, and availability of funding for remedial cleanup or development of new technologies, and can be subject to risks associated with hazardous materials.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
The value of securities of smaller issuers can be more volatile than that of larger issuers.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Management Risk.
The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Effective July 30, 2026, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Aronson (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that Mr. Aronson will transition off the fund on or about October 1, 2026. At that time, Ms. Sayana will assume sole portfolio manager responsibilities.
Preeti Sayana (Co-Portfolio Manager) has managed the fund since 2026.
ENV-SUSTK-0726-104 1.9886548.104	July 17, 2026